EXHIBIT 10.1
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement, made as of December 4, 2006 (this “Amendment”), is between FANSTEEL INC., a Delaware corporation (“Fansteel”), and WELLMAN DYNAMICS CORPORATION, a Delaware corporation (“Wellman”, and together with Fansteel, “Borrowers”, and each a “Borrower”), and Fifth Third Bank (Chicago), a Michigan banking corporation (the “Lender”). Capitalized terms used in this Amendment and not otherwise defined herein have the meanings assigned to such terms in the Loan Agreement as defined below.

WITNESSETH

WHEREAS, The Borrowers and the Lender are parties to that certain Loan and Security Agreement dated as of July 15, 2005 (as such agreement has been amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Borrowers have requested an increase to the Revolving Loan and certain other modifications to the Loan Agreement;

WHEREAS, the Lender is willing to modify the Loan Agreement and increase the maximum amount of the Revolving Loan, all on the terms and subject to the conditions of this Amendment;

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

SECTION 1. AMENDMENT TO LOAN AGREEMENT

On the date this Amendment becomes effective, after satisfaction by the Borrowers of each of the conditions set forth in Section 3 (the “Effective Date”), the Loan Agreement is amended as follows:

1.1    Section 2.1 of the Loan Agreement is hereby deleted in its entirety and in lieu thereof is inserted the following:

2.1    Revolving Loan Facility. Lender may, in its good faith discretion, make available for Borrowers’ use from time to time during the term of this Agreement, upon Borrowers’ request therefor, certain loans and other financial accommodation, including letters of credit (the “Revolving Loan Facility”). The Revolving Loan Facility shall be subject to all of the terms and conditions of this Agreement and shall consist of a revolving line of credit consisting of discretionary Advances against Eligible Accounts, Eligible Inventory, and Borrowers’ Equipment (the “Revolving Loans”) in an aggregate principal amount not to exceed, at any time, the lesser of (i) Twenty One Million Five Hundred Thousand and No/100 Dollars ($21,500,000), less the greater of (x) One Million Five Hundred Thousand and No/100 Dollars ($1,500,000) or (y) the amount outstanding from time to time on any credit cards issued by Lender for the benefit of Borrowers and (ii) the amount of Revolving Availability of Borrowers, which Revolving Loans shall be evidenced by the Note.

As used in this Agreement, “Revolving Availability” with respect to each Borrower shall mean, and, at any particular time and from time to time, be equal to the sum of (i) up to eighty-five percent (85%) of the net amount (after deduction of such reserves as Lender deems proper and necessary in its sole discretion) of Eligible Accounts of such Borrower, plus (ii) up to the lesser of (A) Six Million Five Hundred Thousand and No/100 Dollars ($6,500,000) and (B) sixty percent (60%) of the lower of cost or market value of Eligible Inventory of such Borrower (net of such reserves as Lender deems proper and necessary in its sole discretion), plus (iii) up to the lesser of (A) Two Million Three Hundred Thirty Thousand Six Hundred Forty Five and No/100 Dollars ($2,330,645) and (B) seventy-five percent (75%) of the orderly liquidation value of such Borrower’s Equipment as determined by an appraiser acceptable to Lender in its sole discretion (net of such reserves as Lender deems proper and necessary in its sole discretion), less the face amount of any Letters of Credit issued on behalf of such Borrower and the amount of any drawn upon but unpaid Letters of Credit.

At no time shall a Borrower borrow amounts which in the aggregate exceed its respective Revolving Availability and in no event shall the amounts borrowed by Borrowers in the aggregate at any time exceed the Maximum Revolving Loan Limit.

The Revolving Loans shall be repayable on January 5, 2009 and as provided in Section 4.2 of this Agreement. Subject to the foregoing limits and the other terms and conditions contained herein, and provided that no Default or Event of Default then exists, funds out of the Revolving Loan Facility may be advanced, repaid and re-advanced.

It is expressly understood and agreed by Borrowers that nothing contained in this Agreement shall, at any time, require Lender to make loans, advances or other extensions of credit (collectively, “Advances”) to Borrowers and the making and amount of such loans, advances or other extensions of credit to Borrowers under this Agreement shall at all times, be in Lender’s reasonable good faith discretion. Lender may, in the exercise of such discretion, at any time and from time to time, upon at least seven (7) days’ prior written notice to Borrowers, increase or decrease the advance percentages to be used in determining Revolving Availability, which are contained in this Section 2.1 and, in the event such percentages are decreased, such decrease shall become effective seven (7) days following Borrowers receipt of such notice for the purpose of calculating the Revolving Availability. The amount of any decrease in the lending formulas shall have a reasonable relationship to the event, condition or circumstance which is the basis for such decrease as determined by Lender in good faith. In determining whether to reduce the advance percentages, Lender may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts and Eligible Inventory.

1.2    Section 10.7(a) of the Loan Agreement is hereby deleted in its entirety and in lieu thereof is inserted the following:

(a)    measured as of the end of each fiscal year hereafter commencing with the fiscal year ending December 31, 2006, Borrowers shall not permit their EBITDA plus extraordinary losses or charges permitted to be included by Lender, in its sole discretion, to be less than Three Million Six Hundred Thousand and No/100 Dollars ($3,600,000).

1.3    Section 10.7(b) of the Loan Agreement is hereby deleted in its entirety and in lieu thereof is inserted the following:

measured as of the end of each of month hereafter, Borrowers shall not permit their Leverage Ratio to exceed 10.0 to 1.00.

1.4    Section 10.7(c) of the Loan Agreement is hereby deleted in its entirety and in lieu thereof is inserted the following:

(c)    measured as of the end of each fiscal year hereafter for the twelve month period then ending, commencing with the fiscal year ending December 31, 2006, Borrowers shall maintain a Debt Service Coverage Ratio of not less than 1.25 to 1.00.

1.5    Section 13.2 of the Loan Agreement is hereby deleted in its entirety and in lieu thereof is inserted the following:

13.2    Acceleration of the Liabilities. Upon and after the occurrence of a Default, all of the Liabilities may, at the option of Lender, after written notice and demand, but without legal process of any kind, be declared, and immediately shall become, due and payable.

1.6    Section 14.10 of the Loan Agreement is hereby amended by changing the address of the Lender to 222 S. Riverside Plaza, 33rd Floor, Chicago, Illinois 60606.

SECTION 2. REPRESENTATIONS AND WARRANTIES

To induce the Lender to enter into this Amendment, the Borrowers represent and warrant to the Lender that:

2.1    Due Authorization: Authority; No Conflicts; Enforceability. The execution delivery and performance by the Borrowers of this Amendment and the other documents delivered under Section 3 (collectively the “Amendment Documents”) are within each of their respective corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental, regulatory or other approvals (if any are required), and do not and will not contravene or conflict with any provision of (i) any law, (ii) any judgment, decree or order or (iii) its respective articles of incorporation or by-laws, and do not and will not contravene or conflict with, or cause any lien to arise under, any provision of any agreement or instrument binding upon the Borrowers or upon any of its respective properties. This Amendment, the Loan Agreement, as amended by this Amendment, and the other Amendment documents are the legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

2.2    No Default: Representations and Warranties. As of the Effective Date, (i) no Default or Event of Default under the Loan Agreement has occurred and is continuing and (ii) the representations and warranties of the Borrowers contained in the Loan Agreement are true and correct.

SECTION 3. CONDITIONS TO EFFECTIVENESS

The obligation of the Lender to make the amendments and modifications contemplated by this Amendment, and the effectiveness thereof, are subject to the following:

3.1    Representations and Warranties. The representations and warranties of the Borrowers contained in this Amendment are true and correct as of the Effective Date.

3.2    Documents. The Lender has received all of the following, each duly executed and dated as of the Effective Date (or such other date as is satisfactory to the Lender) in form and substance satisfactory to the Lender:

(a)    Amendment. This Amendment.

(b)    Revolving Note. The Revolving Note, the form of which is attached hereto as Exhibit A.

(c)    Consents. Etc. Certified copies of any documents evidencing any necessary corporate action, consents and governmental approvals, if any, with respect to this Amendment, the Amendment Documents or any other document provided for under this Amendment.

(d)    Other. Such other documents as the Lender may reasonably request.

SECTION 4. MISCELLANEOUS

4.1    Captions. The recitals to this Amendment (except for definitions) and the section captions used in this Amendment are for convenience only, and do not affect the construction of this Amendment.

4.2    Governing Law: Severability. This Amendment is a contract made under and governed by the internal laws of the State of Illinois. Wherever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

4.3    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart will be deemed to be an original, but all such counterparts together constitute but one and the same Amendment.

4.4    Successors and Assigns. This Amendment is binding upon the Borrowers, the Lender and their respective successors and assigns, and inures to the sole benefit of the Borrowers, the Lender and their successors and assigns. The Borrowers have no right to assign their rights or delegate their duties under this Amendment.

4.5    References. From and after the Effective Date, each reference in the Loan Agreement to “this Agreement,” “hereunder,” hereof,” “herein “ or words of like import, and each reference in the Loan Agreement or any other Financing Agreement to the Loan Agreement or to any term, condition or provision contained “thereunder,” “thereof,” “therein,” or words of like import, means and be a reference to the Loan Agreement (or such term, condition or provision, as applicable) as amended, supplemented, restated or otherwise modified by this Amendment.

4.6    Continued Effectiveness. Notwithstanding anything contained in this Amendment, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties to this Amendment expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties to this Amendment to reaffirm the indebtedness created under the Loan Agreement. The Loan Agreement remains in full force and effect and the terms and provisions of the Loan Agreement are ratified and confirmed.

4.7    Costs. Expenses and Taxes. The Borrower affirms and acknowledges that Section 14.3 of the Loan Agreement applies to this Amendment and the transactions and agreements and documents contemplated under this Amendment.

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Delivered as of the day and year first above written.

FIFTH THIRD BANK (CHICAGO)

By:/s/ Michael E. May
Name: Michael E. May
Title: Vice President

FANSTEEL INC.

By:/s/ R. Michael McEntee
Name:R. Michael McEntee
Title: Vice President & CFO

WELLMAN DYNAMICS CORPORATION

By:/s/ R. Michael McEntee
Name:R. Michael McEntee
Title: Vice President

EXHIBIT A
to
Loan and Security Agreement

REVOLVING LOAN NOTE

$21,500,000	Chicago, Illinois
as of December 4, 2006

FOR VALUE RECEIVED, the undersigned, FANSTEEL INC., a Delaware corporation (“Fansteel”), and WELLMAN DYNAMICS CORPORATION, a Delaware corporation (“Wellman”, and together with Fansteel, “Borrowers”, and each a “Borrower”), hereby jointly and severally unconditionally promise to pay to the order of FIFTH THIRD BANK (CHICAGO), a Michigan banking corporation (“Lender”), at Lender’s office at 222 South Riverside Plaza, 33rd Floor, Chicago, Illinois 60606, or at such other place as Lender may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of TWENTY ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($21,500,000), or the aggregate unpaid principal amount of all advances made pursuant to subsection 2.1 of the Loan Agreement (as hereinafter defined) at such times as are specified in and in accordance with the provisions of the Loan Agreement. This Revolving Loan Note (this “Note”) is referred to in and was executed and delivered pursuant to that certain Loan and Security Agreement dated as of even date herewith by and among Borrowers and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “Loan Agreement”), to which reference is hereby made for a statement of the terms and conditions under which the loan and other advances evidenced hereby were made and are to be repaid and for a statement of Lender’s remedies. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Loan Agreement shall be used in this Note as defined in the Loan Agreement.

Borrowers promise to pay interest, including default interest, on the outstanding unpaid principal amount hereof, as provided in the Loan Agreement. If demand is not sooner made, all accrued interest and principal, if not sooner paid, shall be due and payable on January 5, 2009.

Interest on this Note shall be payable at the rates and from the dates specified in the Loan Agreement, on the date of any prepayment hereof, at maturity, whether due by acceleration or otherwise, and as otherwise provided in the Loan Agreement. Interest shall be payable on the last Business Day of each month hereafter.

This Note is secured pursuant to the Loan Agreement and the other Ancillary Agreements referred to therein, and reference is made thereto for a statement of the terms and conditions of such security.

Lender shall have the continuing exclusive right to apply and to reapply any and all payments hereunder against the Liabilities of Borrowers, in accordance with the terms of the Loan Agreement.

Each Borrower hereby waives demand, presentment, protest, notice of demand, presentment, protest and nonpayment. Each Borrower also waives all rights to notice and hearing of any kind upon the occurrence of a Default or an Event of Default prior to the exercise by Lender, of its rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

In addition to and not in limitation of the foregoing and the provisions of the Loan Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys’ fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due whether by acceleration or otherwise.

THIS NOTE SHALL BE DEEMED TO HAVE BEEN MADE AT CHICAGO, ILLINOIS AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS. WHENEVER POSSIBLE EACH PROVISION OF THIS NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE PROVISIONS OF THIS NOTE. ALL REFERENCES TO THE SINGULAR SHALL BE DEEMED TO INCLUDE THE PLURAL, AND VICE VERSA, WHERE THE CONTEXT SO REQUIRES. WHENEVER IN THIS NOTE REFERENCE IS MADE TO LENDER OR A BORROWER OR BORROWERS, SUCH REFERENCE SHALL BE DEEMED TO INCLUDE AS APPLICABLE, A REFERENCE TO THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. THE PROVISIONS OF THIS NOTE SHALL BE BINDING UPON AND SHALL INURE TO THE BENEFIT OF SUCH SUCCESSORS AND ASSIGNS. EACH BORROWER’S SUCCESSORS AND ASSIGNS SHALL INCLUDE, WITHOUT LIMITATION, A RECEIVER, TRUSTEE OR DEBTOR IN POSSESSION OF OR FOR SUCH BORROWER. EACH BORROWER SHALL BE JOINTLY AND SEVERALLY OBLIGATED HEREUNDER.

This Revolving Note replaces that certain Revolving Note in the original principal amount of $15,000,000, dated July 15, 2005, and does not constitute payment thereof or a novation therefor.

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IN WITNESS WHEREOF, each Borrower has caused its duly authorized representative to execute this Revolving Loan Note as of the date first set forth above.

FANSTEEL INC.

By:__________________________
Name:_______________________
Title:________________________

WELLMAN DYNAMICS CORPORATION

By:___________________________
Name:________________________
Title:_________________________